                                                                     EXHIBIT 4.6

                  FIRST AMENDMENT TO 364-DAY CREDIT AGREEMENT
                  -------------------------------------------


     THIS AMENDMENT (herein so called) is entered into as of May 30, 2001, among FMC CORPORATION, a Delaware corporation ("FMC"), FMC TECHNOLOGIES, INC., a Delaware corporation ("Technologies"), the Lenders (herein so called) party to the Credit Agreement (hereinafter defined) and BANK OF AMERICA, N.A., as Administrative Agent (as defined in the Credit Agreement) for the Lenders.

     FMC, Technologies, the Lenders, and the Administrative Agent are party to the 364-Day Credit Agreement dated as of April 26, 2001 (the "Credit Agreement"), and have agreed, upon the following terms and conditions, to amend the Credit Agreement in certain respects. Accordingly, for valuable and acknowledged consideration, FMC, Technologies, the Lenders, and the Administrative Agent agree as follows:

     1.   Terms and References. Unless otherwise stated in this Amendment, (a)
          --------------------
terms defined in the Credit Agreement have the same meanings when used in this Amendment and (b) references to "Sections," "Articles" and "Exhibits" are to the Credit Agreement's sections, articles and exhibits.

     2.   Amendments. The Credit Agreement is amended as follows:
          ----------

          (a)  Section 2.04(c) is entirely amended as follows:

               "(c) [Intentionally deleted]"

          (b)  Section 4.01(a)(v) is entirely amended as follows:

                    "(v) a certificate signed by a Principal Officer of
               Technologies (A) certifying that the conditions specified in Sections 4.03(a) and (b) have been satisfied, (B) certifying that there has been no event or circumstance since December 31, 2000, which has had or could be reasonably expected to have a Material Adverse Effect, and (c) showing the Debt Ratings of FMC on the Closing Date;"

          (c)  A new Section 4.01(e) is added as follows:

                    "(e) The Assumption Date shall have occurred."

          (d)  Section 4.02 is entirely amended as follows:

                    "4.02 Conditions to the Assumption. The Assumption shall
                          ----------------------------
               become effective on the date (the "Assumption Date") when, but only when, the following conditions precedent have been satisfied:

                         (a) The transfer of substantially all of the assets by
                    FMC to Technologies, and the assumption of the liabilities of FMC by

                    Technologies, each as described in the Registration Statement, shall have occurred.

                         (b) No Default or Event of Default shall exist or would result from the Assumption.

                         (c) The representations and warranties of the Borrower contained in Article V shall be true and correct in all material respects on the Assumption Date after giving effect to the Assumption, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall have been true and correct in all material respects as of such earlier date.

                         (d) The Administrative Agent shall have received each of the following, in form and substance satisfactory to it:

                              (i)    the Guaranty executed by FMC;

                              (ii) a certificate of a Principal Officer of Technologies certifying that the conditions specified in Sections 4.02(a), (b) and (c) have been satisfied;

                              (iii)  executed copies of the Separation and
                         Distribution Agreement, the Tax Sharing Agreement, the Transition Services Agreement (and any related agreements requested by the Administrative Agent), and a list of Subsidiaries of Technologies, each as described in, and substantially in the form filed as exhibits to, the Registration Statement and each having terms and conditions reasonably acceptable to the Administrative Agent;

                              (iv)   evidence that the obligation of
                         Technologies to assume all of the obligations of FMC under the Bridge Credit Agreement has been released and discharged and that Technologies has no further obligations or liabilities under the Bridge Credit Agreement; and

                              (v)    such other documents, instruments or
                         materials as the Administrative Agent or the Required Lenders may reasonably request."

          (e) Section 4.04(e) is entirely amended as follows:

              "(e)  [Intentionally deleted]"

          (f) In Section 4.04(f), the reference to Section 4.02(e)(ix) is amended to be a reference to Section 4.02(d)(iii).

          (g) In Section 4.04(g), the reference to Section 4.02(e)(vii) is amended to be a reference to Section 4.02(d)(iii).

          (h)  Section 6.06 is entirely amended as follows:

               "6.06 [Intentionally deleted]"

          (i)  The last sentence of Section 7.03 is deleted.

          (j) Exhibit C is entirely amended in the form of, and all references in the Credit Agreement to Exhibit C are changed to, the attached Amended Exhibit C.

          (k) Exhibit D is entirely amended in the form of, and all references in the Credit Agreement to Exhibit D are changed to, the attached Amended Exhibit D.

     3.   Conditions Precedent. This Amendment shall not be effective until the
          --------------------
Administrative Agent receives (a) counterparts of this Amendment executed by FMC, Technologies, the Lenders and the Administrative Agent and (b) such other documents, instruments and certificates as the Administrative Agent may reasonably request.

     4.   Representations. FMC represents and warrants to the Lenders that as of
          ---------------
the date of this Amendment (a) the representations and warranties contained in
Article V are true and correct in all material respects except to the extent that such representations and warranties refer to an earlier date, in which case they were true and correct in all material respects as of such earlier date and
(b) no Default or Event of Default has occurred and is continuing.

     5.   Effect of Amendment. This Amendment is a Loan Document. Except as
          -------------------
expressly modified and amended by this Amendment, all of the terms, provisions and conditions of the Loan Documents shall remain unchanged and in full force and effect. The Loan Documents and any and all other documents heretofore, now or hereafter executed and delivered pursuant to the terms of the Credit Agreement are hereby amended so that any reference to the Credit Agreement shall mean a reference to the Credit Agreement as amended hereby.

     6.   Counterparts. This Amendment may be executed in any number of
          ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

     7.   Governing Law. This Amendment shall be governed by and construed in
          -------------
accordance with the laws of the State of New York.

                     [REMAINDER OF PAGE INTENTIONALLY BLANK.
                            SIGNATURE PAGES FOLLOW.]

EXECUTED as of the date first stated above.

                                        FMC CORPORATION

                                        By  /s/ S. K. Kushner
                                            ----------------------------------
                                            Name:  S. K. Kushner
                                                   ---------------------------
                                            Title: VP & Treasurer
                                                   ---------------------------

                                        By  /s/ Joseph J. Meyer
                                            ----------------------------------
                                            Name:  Joseph J. Meyer
                                                   ---------------------------
                                            Title: Manager Banking & Cash
                                                   Management
                                                   ---------------------------

                                        FMC TECHNOLOGIES, INC.

                                        By  /s/ S. K. Kushner
                                            ----------------------------------
                                            Name:  S. K. Kushner
                                                   ---------------------------
                                            Title: VP & Treasurer
                                                   ---------------------------

                                        By  /s/ Steven Shapiro
                                            ----------------------------------
                                            Name:  Steven Shapiro
                                                   ---------------------------
                                            Title: Secretary
                                                   ---------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                 BANK OF AMERICA, N.A., as Administrative Agent


                                 By  /s/ Michael J. Dillon
                                     ------------------------------------------
                                     Name:  Michael J. Dillon
                                            -----------------------------------
                                     Title: Managing Director
                                            -----------------------------------


                                 BANK OF AMERICA, N.A., as a Lender


                                 By  /s/ Michael J. Dillon
                                     ------------------------------------------
                                     Name:  Michael J. Dillon
                                            -----------------------------------
                                     Title: Managing Director
                                            -----------------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                        CITIBANK, N.A., as a Lender

                                        By  /s/ Carolyn A. Sheridan
                                            ----------------------------------
                                            Name:  Carolyn A. Sheridan
                                                   ---------------------------
                                            Title: Managing Director
                                                   ---------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement
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EXECUTED as of the date first stated above.

                                        COOPERATIVE CENTRALE
                                        RAIFFEINSEN-BOERENLEENBANK B.A.,
                                        "RABOBANK NEDERLAND" NEW YORK
                                        BRANCH, as a Lender


                                        By  /s/ David W. Nelson
                                            -----------------------------------
                                            Name:  David W. Nelson
                                                   ----------------------------
                                            Title: Executive Director
                                                   ----------------------------

                                        By  /s/ Edward J. Peyser
                                            -----------------------------------
                                            Name:  Edward J. Peyser
                                                   ----------------------------
                                            Title: Managing Director
                                                   ----------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement
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EXECUTED as of the date first stated above.

                                        DEN NORSKE BANK ASA, as a Lender

                                        By  /s/ Nils Fykse
                                            ----------------------------------
                                            Name:  Nils Fykse
                                                   ---------------------------
                                            Title: First Vice President
                                                   ---------------------------

                                        By  /s/ Hans Jorgen Ormar
                                            ----------------------------------
                                            Name:  Hans Jorgen Ormar
                                                   ---------------------------
                                            Title: Vice President
                                                   ---------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                         THE ROYAL BANK OF SCOTLAND PLC, as a
                                         Lender


                                         By  /s/ Jayne Seaford
                                             ----------------------------------
                                             Name:  Jayne Seaford
                                                    ---------------------------
                                             Title: Vice President
                                                    ---------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                        WESTDEUTSCHE LANDESBANK
                                        GIROZENTRALE, NEW YORK BRANCH, as a
                                        Lender

                                        By  /s/ Lisa Walker
                                            ----------------------------------
                                            Name:  Lisa Walker
                                                   ---------------------------
                                            Title: Associate Director
                                                   ---------------------------

                                        By  /s/ Salvatore Battinelli
                                            ----------------------------------
                                            Name:  Salvatore Battinelli
                                                   ---------------------------
                                            Title: Managing Director/Credit
                                                   Department
                                                   ---------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                            WELLS FARGO BANK TEXAS, NATIONAL
                                            ASSOCIATION, as a Lender


                                            By  /s/ Spencer Smith
                                                ------------------------------
                                                Name:  Spencer Smith
                                                       -----------------------
                                                Title: Vice President
                                                       -----------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                        THE BANK OF NOVA SCOTIA, as a Lender

                                        By  /s/ F.C.H. Ashby
                                            ----------------------------------
                                            Name:  F.C.H. Ashby
                                                   ---------------------------
                                            Title: Senior Manager Loan
                                                   Operation
                                                   ---------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                            THE BANK OF NEW YORK, as a Lender


                                            By  /s/ Mark O'Connor
                                                ------------------------------
                                                Name:  Mark O'Connor
                                                       -----------------------
                                                Title: Vice President
                                                       -----------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                        CREDIT SUISSE FIRST BOSTON, as a Lender

                                        By  /s/ James P. Moran
                                            ----------------------------------
                                            Name:  James P. Moran
                                                   ---------------------------
                                            Title: Director
                                                   ---------------------------

                                        By  /s/ Jay Chall
                                            ----------------------------------
                                            Name:  Jay Chall
                                                   ---------------------------
                                            Title: Director
                                                   ---------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                       DANSKE BANK, as a Lender


                                       By  /s/ Peter L. Hargraves
                                           -------------------------------------
                                           Name:  Peter L. Hargraves
                                                  ------------------------------
                                           Title: Vice President
                                                  ------------------------------

                                       By  /s/ John O'Neill
                                           -------------------------------------
                                           Name:  John O'Neill
                                                  ------------------------------
                                           Title: Assistant General Manager
                                                  ------------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                     WACHOVIA BANK, N.A., as a Lender

                                        By  /s/ Debra L. Coheley
                                            ----------------------------------
                                            Name:  Debra L. Coheley
                                                   ---------------------------
                                            Title: Senior Vice Assistant
                                                   ---------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                       THE NORTHERN TRUST COMPANY, as a Lender


                                       By  /s/ Nicole D. Boehm
                                           -------------------------------------
                                           Name:  Nicole D.Boehm
                                                  ------------------------------
                                           Title: Second Vice President
                                                  ------------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                         THE FUJI BANK, LIMITED, as a Lender

                                        By  /s/ Peter L. Chinnici
                                            ----------------------------------
                                            Name:  Peter L. Chinnici
                                                   ---------------------------
                                            Title: Senior Vice President &
                                                   Group Head
                                                   ---------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                        THE DAI-ICHI KANGYO BANK, LTD.,
                                          as a Lender

                                        By  /s/ John S. Sneed, Jr.
                                            ----------------------------------
                                            Name:  John S. Sneed, Jr.
                                                   ---------------------------
                                            Title: Senior Vice President
                                                   ---------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement

EXECUTED as of the date first stated above.

                                THE INDUSTRIAL BANK OF JAPAN, LTD., as a
                                Lender


                                By  /s/ Walter R. Wolff
                                    -----------------------------------------
                                    Name:  Walter R. Wolff
                                           ----------------------------------
                                    Title: Joint General Manager & Group Head
                                           ----------------------------------


         Signature Page to First Amendment to 364-Day Credit Agreement